SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 11, 2004
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

ITEM 7.	STATEMENTS AND EXHIBITS.

(c)	The following exhibit is being furnished with this report:

Exhibit 99.1	Text of the press release issued by Hewlett-Packard Company dated February 11, 2004, entitled "HP Expects to Report Revenue of $19.5 Billion and Non-GAAP EPS of $0.35 for First Fiscal Quarter" (furnished herewith).

ITEM 12.	RESULTS OF OPERATION AND FINANCIAL CONDITION.

On February 11, 2004, HP issued a press release relating to the results of its first fiscal quarter ended January 31, 2004. A copy of the text of the press release, entitled "HP Expects to Report Revenue of $19.5 Billion and Non-GAAP EPS of $0.35 for First Fiscal Quarter" is furnished (not filed) as Exhibit 99.1 hereto. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: February 11, 2004	By:	/s/ CHARLES N. CHARNAS

	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of the press release issued by Hewlett-Packard Company dated February 11, 2004, entitled "HP Expects to Report Revenue of $19.5 Billion and Non-GAAP EPS of $0.35 for First Fiscal Quarter" (furnished herewith).